                                                                 EXHIBIT 10.11.1
                         AMENDMENT TO HAM GROUND LEASE

     A. W. HAM, JR., Trustee under the Wills of A. W. HAM and ALTA M. HAM, deceased, and M. B. Dalitz, as Lessee (as assignee of the lease) and A. W. HAM, JR., Trustee under the Wills of A. W. HAM and ALTA M. HAM, Deceased, as ground Lessor, are parties to a written lease agreement dated March 4, 1976, a copy of which with amendments and assignments is attached hereto as Exhibit "1" and incorporated herein by reference. M. B. DALITZ has subleased the property described in the lease agreement by a written sublease dated April 5, 1979, amended September 24, 1980, to SUNDANCE HOTEL AND CASINO, INC., a Nevada corporation (SUNDANCE). SUNDANCE subleased the Premises by a Sublease Agreement dated October 1, 1981 to SUNDANCE ASSOCIATES, a Nevada limited partnership ("ASSOCIATES"). M. B. Dalitz has assigned his interest in said Ham Ground Lease to the M. B. DALITZ REVOCABLE TRUST ("TRUST"). The TRUST is sometimes hereinafter referred to as "the Lessee."

     Other portions of the land under the SUNDANCE HOTEL AND CASINO building have been leased and assigned to TRUST as lessee and ultimately to ASSOCIATES as sublessee through two other ground leases (and subsequent assignments), one by ground lessor JULIE LaMOYNE NOLEN, DAVID KRAMER, BETTY BENNETT and RICHARD JAMES TINKLER ("Kramer Ground Lease"), and the other by ground lessor LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS ("Masons Ground Lease"). The ground lessors under the Kramer Ground Lease, the Ham Ground Lease and the Masons Ground Lease are hereinafter referred to collectively as "the Ground Lessors."

     The Public Employees Retirement System of Nevada ("PERS") is extending permanent financing with a loan in the sum of $29,050,000.00 to M. B. DALITZ and the M. B. DALITZ REVOCABLE TRUST for the SUNDANCE HOTEL AND CASINO project which is built partially on the premises, which loan is secured by a Deed of Trust and Assignment of Rents ("PERS Deed of Trust") on the Premises and other property and by other loan documentation. In consideration for PERS making the loan to enable the permanent financing of the SUNDANCE HOTEL AND CASINO project ("Sundance Loan") and other valuable consideration, the parties hereto agree that the Ham Ground Lease is hereby amended as follows:

     1. Notices of Default: FIRST INTERSTATE BANK, Trust Department, 300 East Carson Street, Las Vegas, Nevada, 89101, and PERS shall be given a written notice of any claimed default under the Ham Ground Lease by any party claiming the default. PERS shall have the right, but not the duty or obligation, to cure any default under the Ham Ground Lease, as provided in paragraph 4 below. The right to cure shall include the right to enter the Premises if necessary to effect a cure.

          (a) Under the Sundance Loan documents, PERS shall require its borrower to deposit the full amount of all rent payments required under the Ham Ground Lease with FIRST INTERSTATE BANK of Nevada at least fifteen (15) days before each such payment is due, and FIRST INTERSTATE BANK of Nevada shall at all times be under instructions to honor any request from Lessor for payment under the Ham Ground Lease immediately upon receipt thereof. Lessor, Lessee and PERS will execute the necessary escrow instructions to FIRST INTERSTATE BANK to implement the purposes of this paragraph and this Amendment as they relate to duties of the FIRST INTERSTATE BANK. Said escrow instructions will provide, without limitation, that FIRST INTERSTATE BANK shall, on each date upon which rent payments are required to be deposited with FIRST INTERSTATE BANK under this designee, FIRST INTERSTATE BANK of Nevada, pursuant to paragraph 1 hereof in which to effect such cure in accordance herewith and with the terms of the Ham Ground Lease, including but not limited to the payment of any interest or other charges imposed by reason of such default. In the event PERS fails to effect such cure within said ten (10) business days, Lessor may exercise any and all remedies available to it under the terms of the Ham Ground Lease or this Amendment, including, without limitation, termination of the Ham Ground Lease, provided, however, that the Ham Ground Lease shall not be terminated until 5 business days after receipt of a notice mailed to PERS and to PERS' designee FIRST INTERSTATE BANK stating that the default has not been cured and that in five (5) days after receipt of this notice the Ham Ground Lease is terminated unless the default is cured as noticed. A cure made after the ten (10) business days' notice has expired will be effective to cure the default so long as it has been made or tendered prior to the expiration of the final five (5) day notice of termination. No cure made or effected pursuant to this subparagraph (a) shall be deemed completed unless and until PERS shall have reimbursed Lessor in full for any and all damages, costs and expenses incurred by Lessor as a proximate result of such default.

          (b) In the event of a default under the Ham Ground Lease by the Lessee thereunder, which default cannot be fully cured by the payment of money as provided in subparagraph (a) above, Lessor shall not terminate the Ham Ground Lease by reason of such default without first subparagraph, send to each Ground Lessor a written notice stating whether and to what extent such payments have in fact been deposited on such date. Lessee will pay FIRST INTERSTATE BANK for any services required by this Amendment or any escrow or collection account established as a result of this Amendment.

     2. Amendments: The Ham Ground Lease shall not be amended or modified except by written agreement signed by all parties to the Ham Ground Lease, with the prior written approval of PERS, which approval will not be unreasonably withheld so song as PERS's security for the Sundance Loan is not impaired or destroyed.

     3. PERS Lien-Greater Estate: The lien of the PERS Deed of Trust and security agreement securing the payment of the Sundance Loan and encumbering the leasehold estates of the M. B. DALITZ REVOCABLE TRUST, M. B. DALITZ, SUNDANCE, and ASSOCIATES, will automatically attach and encumber any greater estate that the M. B. DALITZ REVOCABLE TRUST, M.B. DALITZ, SUNDANCE, or ASSOCIATES, or their successors or assigns may obtain in the Premises in the future.

     4. Default:

          (a) In the event of a default under the Ham Ground Lease by the Lessee thereunder, which default can be fully cured by the payment of money, including but not limited to the payment of rent, insurance premiums, taxes, or any other monetary obligations of Lessee under the Ham Ground Lease, whether to the Lessor or to some other person or entity, Lessor shall not terminate the Ham Ground Lease by reason of such default without first affording PERS the opportunity to cure such default. PERS shall have ten (10) business days after receipt of a notice of such default mailed to PERS and to PERS's affording PERS the opportunity to cure such default. PERS shall have thirty
(30) days after receipt of a notice of such default mailed to PERS pursuant to paragraph 1 hereof in which to effect such cure if such default can be cured within said thirty (30) days, or if such default cannot be fully cured within thirty (30) days, PERS shall have a reasonable time within which to cure such default (taking into account the effect of any applicable bankruptcy statutes or proceedings or other operation of law); provided, however, PERS must commence the curing thereof within said thirty-day period and must thereafter diligently pursue such cure to completion. In the event PERS is unable to effect such a cure without first obtaining possession of the Premises, Lessor shall not terminate the Ham Ground Lease by reason of such default, provided that immediately after receipt of Lessor's notice of default under paragraph 1 hereof PERS exercises the right to proceed as quickly as allowed by law (including the effect of any applicable bankruptcy statutes or proceedings or other operation of law) to foreclose its lien or enforce its rights under the PERS Deed of Trust, Sundance Loan commitment, and other Sundance Loan documents and cures such default within thirty (30) days (as set forth above in this subparagraph (b)) after completion of the foreclosure proceedings, and provided further that after obtaining possession of the Premises PERS keeps and performs all of the terms, covenants and conditions of the Ham Ground Lease, including the payment of rent under the Ham Ground Lease, including the payment of rent under the Ham Ground Lease, as provided in paragraph 5 below. In the event
PERS fails to effect
      such cure within the times and under the conditions specified in this subparagraph (b), Lessor may exercise any and all remedies available to it under the terms of the Ham Ground Lease or this Amendment, including, without limitation, termination of the Ham Ground Lease, provided, however, that the Ham Ground Lease shall not be terminated until five (5) business days after receipt of a notice of default mailed to PERS and to PERS' designee FIRST INTERSTATE BANK stating that the default has not been cured and that in five (5) days after receipt of this notice the Ham Ground Lease is terminated unless the default is cured as noticed. A cure made or tendered prior to the expiration of the final five (5) day notice of termination will be effective to cure the default. No cure made or effected pursuant to this subparagraph (b) shall be deemed completed unless and until PERS shall have reimbursed Lessor in full for any and all damages, costs and expenses incurred by Lessor as a proximate result of such default.

            (c) The provisions of this Amendment regarding notices of default and the time for curing defaults under the Ham Ground Lease shall supersede any provisions in the Ham Ground Lease regarding notices of default and the time for curing defaults.

      5. PERS Foreclosure, Lease Assumption: PERS agrees that in the event that it acquires the Ham leasehold estate by foreclosure or transfer in lieu of foreclosure, or by assignment of the Ham Ground Lease, it shall thereby assume the Ham Ground Lease and be bound by all of the terms and provisions thereof and perform all of the covenants to be performed by Lessee thereunder, all as though it were the originally named Lessee thereunder; provided, however, that the assignment provisions of paragraph 1. of the Ham Ground Lease shall be superseded by the provisions of paragraph 6 below.

     6. Assignment of Lease, $1 Million Dollar Trust Fund: From and after the closing of the Sundance Loan transaction and prior to a foreclosure or transfer to PERS in lieu of foreclosure under the PERS Deed of Trust, neither the Ham Ground Lease nor any part thereof or interest therein or thereunder (including, without limitation, any security interest or sublease interest) shall be assignable or otherwise transferrable by the Lessee or any sublessee, either voluntarily or by operation of law; provided that (1) the Ham Ground Lease shall be assignable to PERS in accordance with the assignment of lease and assignment of rents contained in the PERS Deed of Trust and to PERS, or any third party in connection with any foreclosure or transfer to PERS in lieu of foreclosure under the PERS Deed of Trust, (2) following any such foreclosure or transfer in lieu of foreclosure, the Ham Ground Lease shall be freely assignable; and (3) that following the death of H. B. DALITZ, the Lessee may assign the Ham Ground Lease to a third party with the approval of the Lessor, which approval will not be unreasonably withheld, subject to any assignment restrictions contained in the PERS Deed of Trust. In consideration for the Lessor's agreement to the foregoing, it is agreed that the fund established by this paragraph shall be preserved at all times during the term of the Ham Ground Lease and transferred upon assignment as provided herein.

     (a) At the time of the funding of the permanent Sundance Loan by PERS, a One Million Dollar ($1,000,000.00) cash fund (the "fund") shall be transferred to PERS by the Lessee and shall be held by

PERS and used to cure any defaults under the Kramer, Ham or Mason Ground Leases to pay claims of any of the Ground Lessors under the Kramer, Ham, or Masons Ground Leases against the Lessee or any sublessee and to take such other action as appears necessary or advisable to cure any defaults under the Kramer, Ham or Masons Ground Leases and keep the PERS Deed of Trust from being affected by a threatened termination of any or all of said Ground Leases and keep all of said Ground Leases in good standing. The fund shall be held in trust by PERS for the benefit of the Ground Lessors under the purposes stated herein, and said trust shall be irrevocable.

     (b) PERS will invest the cash trust funds as directed by the Lessee, provided however that the investment is in PERS' sole discretion sufficiently liquid and negotiable to enable PERS to perform the requirements of the trust and to obtain the cash from the fund as necessary to satisfy the conditions of this Amendment. PERS will not be responsible or liable in any way for a loss of return on the investment or a loss of the principal invested whether the investment is reasonable or not, the responsibility and risk for which shall be solely with the Lessee. All income derived from the investment of the trust funds will be paid to Lessee. All losses to principal suffered as a result of the investment will be immediately reimbursed by the Lessee, SUNDANCE and/or ASSOCIATES as required by subparagraph (e) of this paragraph to maintain at all times a trust principal having a market value of at least $1 Million.

     (c) In the event PERS no longer is the secured lender on the Sundance Hotel and Casino property, then PERS will appoint the FIRST INTERSTATE BANK as the Trustee of said trust on the same terms and conditions herein stated, and transfer the funds then held in trust to the FIRST INTERSTATE BANK.

     (d) In the event that PERS makes a payment from the fund, or in the event the principal has been reduced or depleted because of the investment of the funds, it shall give notice to SUNDANCE, ASSOCIATES, the Ground Lessors and Lessee of such payment and the amount, payees and purpose for the claim paid, or loss of investment. In the event that PERS shall fail to give such notice, then such notice may be given by any of the Ground Lessors. Within ten (10) days of receipt of said notice, the fund shall be replenished by the Lessee, SUNDANCE and/or ASSOCIATES (jointly and severally) in the amount paid out or investment lost, so that the fund will at all times have a market value of at least $1 Million. Failure to replenish the fund within said time period shall constitute a default under the PERS Deed of Trust. Notwithstanding the foregoing, however, failure to replenish the fund as aforesaid shall not constitute a default under the Ham Ground Lease unless and until the Sundance Loan is completely repaid in accordance with its terms (i.e., shall not constitute a default which PERS is required to cure under paragraph 4 hereof); provided that, in the event of such failure to replenish, (1) PERS must commence and diligently prosecute foreclosure proceedings under the PERS Deed of Trust, and (2) Lessee, SUNDANCE, ASSOCIATES and any
     guarantor of the obligations of Lessee under the Ham Ground Lease shall be personally and jointly and severally responsible and liable to Lessor to effect such replenishment, and their liability in this regard shall be specifically enforceable.

          (e) PERS shall give all parties an annual report of the $1 million trust fund activities, transactions and value written sixty (60) days after each anniversary date of the establishment of the fund.

          (f) In the event PERS forecloses its Deed of Trust and thereafter assumes the Ham Ground Lease, PERS will be relieved of any and all liabilities under the Ham Ground Lease when it assigns the Ham Ground Lease (subject to PERS' obligation to transfer the fund to FIRST INTERSTATE BANK under subparagraph (c), above), and the new assignee shall be solely responsible for each and every obligation under the Ham Ground Lease.

In the event that, following the death of M. B. Dalitz, the Lessee shall seek to assign the Ham Ground Lease to a third party pursuant to clause (3) of the proviso to the first sentence of this paragraph 6, and, pursuant to said clause, the Lessor shall refuse to approve such assignment, then the Lessor's determination to withhold such approval shall be conclusively deemed to have been reasonable unless, within fifteen (15) days after notice from the Lessor of the Lessor's determination, the Lessee shall elect to have the matter submitted for determination by arbitration in accordance with the commercial rules then obtaining of the American Arbitration Association, which such submission to arbitration shall be the sole remedy of the Lessee for any such withholding of approval by the Lessor. In the event of any such submission to arbitration, the sole issue for arbitration shall be the determination as to whether the withholding of approval by the Lessor shall have been reasonable or unreasonable, and in the event that a determination shall be made that the withholding of approval by the Lessor was unreasonable, then the decision shall annul such withholding of approval, such annulment being the sole remedy of the Lessee, it being the intention of the parties hereto (as to which they are conclusively bound) that in no event shall any such withholding of approval by the Lessor, or any decision in arbitration with respect thereto (1) impose any financial liability upon or result in any damages being recoverable from the Lessor and/or (2) create any right cognizable or remedy enforceable against the Lessor in law or equity, or under any special statutory proceeding, or at all (except by arbitration as aforesaid). The expenses of any such arbitration (including, without limitation, the reasonable attorney's fees and expenses of the parties thereto) shall be paid by the Lessee.

     7. No Merger of Interests: There will be no merger of the leasehold and fee estates if any party acquires both interests, unless PERS consents in writing to a merger.

     8.   Casualty Insurance:

          (a) At all times from the date of closing of the Sundance Loan transaction until the termination of the last to expire of the Kramer, Ham and Masons Ground Leases, whether or not the Sundance Loan has theretofore been repaid, casualty insurance on the improvements located upon the Premises and on any improvements located upon any other real property comprising a part of the hotel, casino, garage, restaurant or other operations of which the improvements located upon the Premises comprise a part (all of said improvements, whether or not located on the Premises, being hereinafter collectively referred to as "the Hotel") shall be carried by Lessee, SUNDANCE, ASSOCIATES and their respective successors and assigns on the terms set forth in the PERS Deed of Trust, as set forth in the copy thereof which is attached hereto as Exhibit "2" and incorporated herein by reference. All proceeds of such casualty insurance shall be made payable jointly to the ground Lessors, M. B. DALITZ, Lessee, SUNDANCE, ASSOCIATES, PERS and their respective successors and assigns. Current certificates evidencing such insurance, and copies of the insurance policies, in form and substance acceptable to the Ground Lessors shall be furnished by Lessee to the Ground Lessors at all times during the terms of the Kramer, Ham and Masons Ground Leases.

     (b) In the event of a partial or total damage to or destruction of the Hotel, any one of PERS, M. B. DALITZ, Lessee or any ground Lessor or any of their respective successors or assigns may elect to require the complete restoration thereof. In the event of such election, any casualty insurance proceeds which are payable in connection with the damage or destruction shall be applied to such restoration, and, in the absence or insufficiency of any such insurance proceeds, M. B. DALITZ, Lessee, SUNDANCE and ASSOCIATES shall be jointly and severally liable and responsible for contributing the necessary funds. Prior to the complete repayment of the PERS Deed of Trust, PERS or its successor or assign shall control the disbursement of all moneys required to be applied to any such restoration, in accordance with the terms and conditions of the PERS Deed of Trust. After the complete repayment of the PERS Deed of Trust, such moneys shall be controlled jointly by the Ground Lessors, M. B. DALITZ, Lessee, SUNDANCE, ASSOCIATES and their respective successors and assigns. In the event no election to restore is made by any party under this subparagraph, or in the event that available casualty insurance proceeds exceed the amount necessary to effect a complete restoration of the damage or destruction, then any casualty insurance proceeds not needed for such restoration in accordance with the terms hereof shall be allocated to PERS to completely satisfy the Sundance Loan as specified in the PERS Deed of Trust, and then to compensate the Ground Lessors fully as their interests may appear, and then the balance to M. B. DALITZ, Lessee, SUNDANCE and ASSOCIATES as their respective interests may appear.

          (c) None of the provisions of the two preceding subparagraphs shall affect in any manner the provisions of the first sentence of Paragraph XI of the Ham Ground Lease, and there shall be no reduction, abatement, adjustment or interruption of rent or any other required payments under the Ham Ground Lease by reason of or in connection with any damage or destruction, or any restoration or rebuilding in connection therewith.

     9. Liability Insurance: Lessee shall provide at its sole cost and expense comprehensive General Liability and Broad Form Comprehensive Liability Insurance coverage in limits of $5 Million aggregate, and Automobile Liability in limits of $1 Million each occurrence and $1 Million aggregate with endorsements to fully protect all of the Ground Lessors. The insurance shall be re-examined by the parties from time to time but no less often than every three (3) years from the date of this Amendment for the purpose of determining that the limits of insurance and the coverage is adequate and customary for the structures and risks involved in the operation of the Hotel and to adjust the policies if necessary. Current certificates evidencing such insurance, and copies of the insurance policies, in form and substance acceptable to the Ground Lessors shall be furnished by Lessee to the Ground Lessors at all times during the terms of the Kramer, Ham and Masons Ground Leases.

     10. Notices: Any notice to be given under this Amendment or any payment to be made to Lessor shall be addressed to the party and sent by certified or registered mail addressed to:

     PERS:

     Public Employees Retirement System
          of Nevada
     693 West Nye Lane
     Carson City, Nevada 89701

     DALITZ -- Lessee:

     M. B. Dalitz or the M. B. Dalitz
          Revocable Trust
     3111 South Maryland Parkway
     Las Vegas, Nevada 89109

     SUNDANCE:

     Sundance Hotel and Casino, Inc.
     301 East Fremont Street
     Las Vegas, Nevada 89101

     ASSOCIATES:

     Sundance Associates
     301 East Fremont Street
     Las Vegas, Nevada 89101

     LESSOR:

     A. W. Ham, Jr., Trustee under the Wills
           of A. W. Ham and Alta M. Ham, Deceased
     801 South Rancho, Suite B-3
     Las Vegas, Nevada 89106

     FIRST INTERSTATE BANK:

     First Interstate Bank
     Trust Department
     300 East Carson Avenue
     Las Vegas, Nevada 89101

     11.  Attorney's Fees and Costs:    In the event any party to this
Amendment institutes legal proceedings to determine or to enforce its legal rights arising hereunder, or in connection herewith, the prevailing party shall be entitled to such reasonable attorney's fees and costs as it may incur in connection therewith.

     12.  Lessee Defined:     All references to "Lessee" herein shall be deemed
to include any and all assignees or sublessees of the Lessee under the Lease.

     13. Limit of Amendment: This Amendment shall become effective upon the closing of the Sundance Loan transaction. To the extent of any conflict or inconsistency between the terms of this Amendment and the terms of the Ham Ground Lease, the terms of this Amendment shall prevail and take precedence. Subject to the preceding sentence, however, all terms and conditions of the Ham Ground Lease are hereby ratified and affirmed and shall remain in full force and effect.

     Dated this 20th day of December, 1982.

                                        M.B. DALITZ REVOCABLE TRUST
                                        By: /s/ M.B. Dalitz, Trustee
                                            --------------------------------
                                            M.B.  Dalitz, Trustee

                                        /s/ M.B. Dalitz
                                        ------------------------------------
                                        M.B. DALITZ

                                        SUNDANCE HOTEL AND CASINO,
                                        INC., a Nevada corporation

                                        By: /s/ Allan D. Sachs
                                            --------------------------------
                                            Allan D. Sachs, President

                                        SUNDANCE ASSOCIATES, a Nevada
                                        limited partnership

                                        By: /s/ Allan D. Sachs
                                            -------------------------------
                                            Allan D. Sachs
                                            General Partner

                                        By: /s/ Herbert L. Tobman
                                            -------------------------------
                                            Herbert L. Tobman
                                            General Partner

                                        By: /s/ Jay E. Hechtman by
                                                Herbert L. Tobman
                                                Attorney-in-fact
                                            -------------------------------
                                            Jay E. Hechtman
                                            General Partner

                                        By: SUNDANCE HOTEL AND
                                            CASINO, INC., General
                                            Partner

                                            By: /s/ Allan D. Sachs
                                                ---------------------------
                                                Allan D. Sachs
                                                President

                                        ATTEST:

                                        By: /s/ Herbert L. Tobman
                                            -------------------------------
                                            Secretary

                                        A.W. HAM, JR., Trustee under
                                        the Wills of A.W. HAM and
                                        ALTA M. HAM, Deceased

                                        By: /s/ A.W. Ham, Jr. Trustee
                                            --------------------------------
                                            A.W. Ham Jr.

                                        PUBLIC EMPLOYEES RETIREMENT
                                        SYSTEM OF NEVADA

                                        By: /s/ Wilbur K. Keating
                                            --------------------------------
                                            Wilbur K. Keating
                                            Executive Officer

STATE OF NEVADA         )
                        :  ss.
COUNTY OF CLARK         )

     On December 20, 1982, personally appeared before me, a Notary Public, M.B. Dalitz, individually and M.B. Dalitz, Trustee of the M.B. Dalitz Revocable Trust dated October 8, 1980, as amended December 20, 1982, who acknowledged that he executed the above instrument.

[NOTARY SEAL]                           /s/ Irene S. Albrecht
                                   ------------------------------------
                                            Notary Public
STATE OF NEVADA         )
                        :  ss.
COUNTY OF CLARK         )

     On December 20, 1982, personally appeared before me, a Notary Public, Allan D. Sachs, known to me to be the President of Sundance Hotel and Casino, Inc., who acknowledged that he executed the above instrument.

[NOTARY SEAL]                           /s/ Irene S. Albrecht
                               ------------------------------------
                                            Notary Public
STATE OF NEVADA         )
                        :  ss.
COUNTY OF CLARK         )

     On December 20, 1982, personally appeared before me, a Notary Public, Allan D. Sachs, Herbert L. Tobman, and Herbert L. Tobman, attorney in fact for Jay E. Hechtman, known to me to be the general partners of Sundance Associates, who acknowledged that they executed the above instrument.


[NOTARY SEAL]                           /s/ Irene S. Albrecht
                                  ------------------------------------
                                              Notary Public
STATE OF NEVADA         )
                        :  ss.
COUNTY OF CLARK         )

     On December 20, 1982, personally appeared before me, a Notary Public, Allan D. Sachs, known to me to be the President of Sundance Hotel and Casino, Inc., a General Partner of Sundance Associates, who acknowledged that he executed the above instrument.

[NOTARY SEAL]                           /s/ Irene S. Albrecht
                                        ------------------------------------
                                        Notary Public
STATE OF NEVADA         )
                        :  ss.
COUNTY OF CLARK         )

     On December 20, 1982, personally appeared before me, a Notary Public, A.W. Ham, Jr., Trustee under the Wills of A.W. Ham and Alta H. Ham, Deceased, who acknowledged that he executed the above instrument.

[NOTARY SEAL]                           /s/ Irene S. Albrecht
                                 ------------------------------------
                                            Notary Public
STATE OF NEVADA         )
                        :  ss.
COUNTY OF CLARK         )

     On January 4, 1982, personally appeared before me, a Notary Public, Wilbur
K. Keating, known to me to an Executive Officer of Public Employees Retirement System of Nevada who acknowledged that he executed the above instrument.

[NOTARY SEAL]                           /s/ Irene S. Albrecht
                                    ------------------------------------
                                             Notary Public


                                        RETURN TO:
                                        LAWYERS TITLE OF LAS VEGAS, INC.

                                  EXHIBIT "1"

A Lease by and between A. W. HAM, JR., Trustee under the Wills of A. W. HAM and ALTA M. HAM, deceased, as Lessor, and NEVADA BUILDING COMPANY, a partnership comprised of FREDRIC N. RICHMAN and ALLAN D. SACHS, under the terms, conditions and covenants therein provided, recorded March 10, 1976 as Document No. 561142 in Book 602 of Official Records, Clark County, Nevada.

By Assignment of Lease recorded April 18, 1979 as Document No. 1000777 in Book 1041 of Official Records; re-recorded April 26, 1979 as Document No. 1004573 in Book 1045 of Official Records, Clark County, Nevada, the Lessee's interest in the above described Lease was assigned to M. B. DALITZ.

By Assignment of Leases recorded September 12, 1980 as Document No. 1239412 in Book 1280 of Official Records, the Lessee's interest in the above described Lease was assigned to MOE B. DALITZ, Trustee under "THE M. B. DALITZ REVOCABLE TRUST" dated January 25, 1980.

AFFECTING THE FOLLOWING DESCRIBED PROPERTY:

Lots Five (5) and Six (6) in Block Thirty (30) of CLARK'S LAS VEGAS TOWNSITE, as shown by map thereof on file in Book 1 of Plats; page 37, in the Office of the County Recorder of Clark County, Nevada.

TOGETHER WITH that certain alley vacated by the City of Las Vegas, recorded April 9, 1979 as Document No. 995695 in Book 1036 of Official Records, Clark County, Nevada, as follows:

That portion of that certain Northwest-Southwest alley in Block Thirty (30) of CLARK'S LAS VEGAS TOWNSITE, as shown by map thereof on file in Book 1 of Plats, page 37, in the Office of the County Recorder of Clark County, Nevada, described as follows:

COMMENCING at the Southwesterly corner of Lot One (1) in Block Thirty (30) in said CLARK'S LAS VEGAS TOWNSITE;
THENCE Southeasterly along the Southerly line of Lots One (1) through Four (4) of said Block Thirty (30) a distance of 100 feet to the TRUE POINT OF BEGINNING; THENCE containing along the Southerly line of Lots Five (5) and Six (6) a distance of 40 feet to a point;
THENCE Southwesterly and parallel to the East line of said Lot Six (6) in Block Thirty (30) a distance of 10 feet to a point;
THENCE Northwesterly and parallel to the Southerly line of Lots Five (5) and Six
(6) a distance of 40 feet to a point;
THENCE North and parallel to the Northwesterly line of Lot Five (5) a distance of 10 feet to the TRUE POINT OF BEGINNING.

                               AMENDMENT TO LEASE

      THIS AMENDMENT TO LEASE, entered into this 30th day of December, 1982, by and between A. W. HAM, JR., Trustee under the Wills of A. W. HAM and ALTA N. HAM, deceased, hereinafter referred to as "Lessor" and M. B. DALITZ, an unmarried man, and M. B. DALITZ, Trustee of the M. B. DALITZ REVOCABLE TRUST dated October 8, 1980, as amended December 20, 1982.

                             W I T N E S S E T H :

      WHEREAS, Nevada Building Company, a Partnership comprised of Fredric N. Richman, and Allan D. Sachs is the Lessee under the terms of that certain Lease Agreement by and between A. W. Ham, Jr., Trustee under the Wills of A. W. Ham and Alta N. Ham, deceased, dated the 4th day of March, 1976, under the terms of which the Lessor has leased unto the Lessee the real property situated in the City of Las Vegas, Clark County, Nevada described as follows:

      Lots Five (5) and Six (6) of Block Thirty (30), Clark's Las Vegas
Townsite.

      WHEREAS, Nevada Building Company, a Partnership comprised of Fredric N. Richman and Allan D. Sachs did assign to M. B. Dalitz, an unmarried man, all the right, title and interest of Nevada Building Company, a Partnership, in and to that certain Lease dated the 4th day of March, 1976, as hereinabove described by document recorded March 10, 1976, as Document Number 561142 in Book 602 of Official Records, Clark County, Nevada.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

      1. The Demised Premises as set forth on Page 1 of the Lease Agreement dated the 4th day of March, 1976, by and between A. W. Ham, Jr., Trustee under the Wills of A. W. Ham and Alta M. Ham, deceased as Lessor and Nevada Building Company, a Partnership comprised of Fredric N. Richman and Allan D. Sachs, as Lessee is hereby amended to include the following described property as part of the Demised Premises:

      That portion of that certain Northwest-Southwest alley in Block Thirty
      (30) of CLARK'S LAS VEGAS TOWNSITE, as shown by map thereof on file in Book 1 of Plats, page 37, in the Office of the County Recorder of Clark County, Nevada, described as follows:

      COMMENCING at the Southwesterly corner of Lot One (1) in Block Thirty
      (30) in said CLARK'S LAS VEGAS TOWNSITE, thence Southeasterly along the Southerly line of Lots One (1) thru Four (4) of said Block Thirty (30) a distance of 100 feet to the TRUE POINT OF BEGINNING; thence continuing along the Southerly line of Lots Five (5) and Six (6) a distance of 40 feet to a point; thence Southwesterly and parallel to the East line of said Lot Six (6) in Block thirty (30) a distance of 10 feet to a point; thence Northwesterly and parallel to the Southerly line of Lots Five (5) and Six (6) a distance of 50 feet to a point; thence North and parallel to the Northwesterly line of Lot Five (5) a distance of 10 feet to the TRUE POINT OF BEGINNING.

      The above described property is a portion of an alleyway that has been vacated by the City of Las Vegas through the efforts of and at the expense of
M. B. Dalitz, Assignee/Lessee and Assignee/Lessee hereby agrees to indemnify and hold harmless Lessor from any expense, cost or liability that otherwise may devolve upon Lessor as a result of the vacation of the portion of the alleyway described above.

      2. The above described property shall be included in as part of the Demised Premises for the term as set forth in the original Lease thereto and shall be and become subject to all of the terms and conditions of said Lease.

      3. It is understood and agreed by and between the parties hereto that the terms and conditions of this Agreement as well as the original Lease Agreement, shall extend to and be binding upon successors and assigns of Lessor and also upon the heirs, executors, successors and assigns of Assignee/Lessee.

      4. The parties hereto agree that the instant Amendment to

Lease may at the option of either party, be duly recorded in the Recorder's Office of Clark County, Nevada.

     IN WITNESS WHEREOF, Lessor acting by and through its duly authorized Trustee and Assignee/Lessee have executed this Agreement in duplicate, each copy of which is deemed to be and is an original.

                                   LESSOR:

                                   A. W. HAM, JR., Trustee Under
                                   the Wills of A. W. HAM and
                                   ALTA M. HAM, Deceased.

                                   /s/ A. W. Ham, Jr., Trustee
                                   ------------------------------------------
                                   Trustee

                                   ASSIGNEE/LESSEE

                                   /S/ M. B. Dalitz
                                   ------------------------------------------
                                   M. B. DALITZ

                                   M. B. DALITZ, TRUSTEE OF THE
                                   M. B. DALITZ REVOCABLE TRUST
                                   DATED OCTOBER 6, 1980, AS
                                   AMENDED DECEMBER 20, 1982.

                                   By: /s/ M. B. Dalitz, Trustee
                                      ---------------------------------------
                                      M. B. DALITZ, Trustee


STATE OF NEVADA  )
                 )  ss.
COUNTY OF CLARK  )

     On this 30th day of December, 1982, personally appeared before me, a Notary Public in and for said County and State, A. W. HAM, JR., Trustee Under the Wills of A. W. Ham and Alta M. Ham, Deceased, known to me to be the person described in and who executed the foregoing instrument who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                                        /s/ Irene S. Albrecht
                                        ----------------------------------
                                        Notary Public

[CLARK COUNTY
   SEAL]

STATE OF NEVADA  )
                 ) ss.
COUNTY OF CLARK  )

     On this 30th day of December, 1982, personally appeared before me, a Notary Public in and for said County and State, M. B. DALITZ, an unmarried man, and M. B. DALITZ, Trustee of the M. B. Dalitz Revocable Trust dated October 6, 1980, as amended December 20, 1982, known to me to be the person described in and who executed the foregoing instrument who acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein mentioned.

                                             /s/ Irene S. Albrecht
                                             -----------------------------------
                                             Notary Public


[CLARK COUNTY
     SEAL]






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